Exhibit 32

FIRST FARMERS AND MERCHANTS CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report of First Farmers and Merchants Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date November 5, 2012	/s/ T. Randy Stevens T. Randy Stevens, Chief Executive Officer

Date November 5, 2012	/s/ Patricia P. Bearden Patricia P. Bearden, Treasurer (principal financial officer)